                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS
                       ----------------------------------

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our reports dated January 25, 2002 relating to the financial statements and financial statement schedule, which appear in Hexcel Corporation's Annual Report on Form 10-K for the year ended December 31, 2001.


/s/ PricewaterhouseCoopers LLP



Stamford, CT
March 27, 2002